UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2003

DIGITAL LIGHTWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15550 Lightwave Drive
Clearwater, Florida 33760
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

     The matters discussed in this current report include certain forward-looking statements that involve risks and uncertainties, including the risks detailed from time to time in the SEC reports of Digital Lightwave, Inc., including the reports on Form 10-K and Form 10-Q. These statements are only predictions, and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date of filing, and we assume no obligation to update any such forward-looking statements.

Item 5.    Other Events and Required FD Disclosure.

     Loans from Optel

     During the period beginning November 24, 2003 through December 30, 2003, Digital borrowed a total of $2,285,000 from Optel Capital, LLC (“Optel”) pursuant to the following secured promissory notes: (i) Secured Promissory Note in the principal amount of $900,000 issued on November 24, 2003 (the “First Note”); (ii) Secured Promissory Note in the principal amount of $240,000 issued on December 10, 2003 (the “Second Note”); (iii) Secured Promissory Note in the principal amount of $480,000 issued on December 12, 2003 (the “Third Note”); (iv) Secured Promissory Note in the principal amount of $500,000 issued on December 19, 2003 (the “Fourth Note”); and (v) Secured Promissory Note in the principal amount of $165,000 issued on December 30, 2003 (the “Fifth Note, and together with the First Note, the Second Note, the Third Note, and the Fourth Note, the “Optel Notes”). Optel is an entity controlled by Digital’s majority shareholder and current chairman of the board of directors, Dr. Bryan Zwan. The Optel Notes (a) bear interest at an annual rate equal to 10% per annum, (b) are secured by a first priority interest in substantially all of the assets of Digital pursuant to a Fourth Amended and Restated Security Agreement dated November 24, 2003, a Fifth Amended and Restated Security Agreement dated December 10, 2003, a Sixth Amended and Restated Security Agreement dated December 12, 2003, a Seventh Amended and Restated Security Agreement dated December 19, 2003 and an Eighth Amended and Restated Security Agreement dated December 30, 2003 (collectively, the “Security Agreements”), respectively, and (c) may be prepaid at any time. Digital used the proceeds from the Optel Notes for the settlement of debt with certain trade creditors and for general corporate and working capital purposes. The Optel Notes mature on July 31, 2004, unless certain specified events occur accelerating the maturity. Digital’s total indebtedness to Optel is now approximately $12.64 million, exclusive of accrued interest.

     The Optel Notes and the Security Agreements are attached hereto as exhibits and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by references to the Optel Notes and the Security Agreements.

     Digital has insufficient short-term resources for the payment of its current liabilities. Various creditors have contacted us in order to demand payment for outstanding liabilities owed to them and some creditors have commenced legal proceedings against Digital. We are in discussions with our creditors in order to restructure our outstanding liabilities. In order to alleviate Digital’s working capital shortfall, we are attempting to raise additional debt and/or equity financing. The Company has no commitment from Optel for future financing. The Company’s ability to meet cash requirements over the next twelve months is dependent on its ability to obtain additional financing, successfully negotiate extended payment terms with certain vendors, restructure outstanding liabilities with certain creditors, and attain its forecasted sales objectives. There can be no assurance, however, that the Company can raise additional financing from Optel or from any other source on terms favorable to it, or at all, or that the Company’s creditors will agree to any restructuring of outstanding liabilities. If the Company is unable to secure adequate financing on terms acceptable to the Company or is unable to successfully restructure its outstanding liabilities, then it expects that it will not have sufficient cash to fund settlements previously negotiated with certain creditors, its working capital, and capital expenditure requirements and may have no alternative but to seek bankruptcy protection.

     Director Resignation

     Effective December 26, 2003, Dr. William F. Hamilton resigned from the Board of Directors (the “Board”) to pursue other interests, creating a vacancy on the Board. Prior to his resignation from the Board, Dr. Hamilton served as the Chairman of the Company’s Audit Committee. As a result of Dr. Hamilton’s resignation, the Company is not in compliance with the NASDAQ National Market Listing Standards with respect to the number of independent directors required to serve on the Company’s Audit Committee. Until such time as the Board appoints a new independent director to serve on the Audit Committee, the Company will continue to not be in compliance with the NASDAQ National Market Listing Standards.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

	10.1	Secured Promissory Note, dated as of November 24, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

	10.2	Fourth Amended and Restated Security Agreement, dated as of November 24, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

	10.3	Secured Promissory Note, dated as of December 10, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

	10.4	Fifth Amended and Restated Security Agreement, dated as of December 10, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.5	Secured Promissory Note, dated as of December 12, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.6	Sixth Amended and Restated Security Agreement, dated as of December 12, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.7	Secured Promissory Note, dated as of December 19, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.8	Seventh Amended and Restated Security Agreement, dated as of December 19, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.9	Secured Promissory Note, dated as of December 30, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.10	Eighth Amended and Restated Security Agreement, dated as of December 30, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: December 31, 2003	By: /s/ JAMES GREEN James Green Chief Executive Officer and President

EXHIBIT INDEX

Number	Description
10.1	Secured Promissory Note, dated as of November 24, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.2	Fourth Amended and Restated Security Agreement, dated as of November 24, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.3	Secured Promissory Note, dated as of December 10, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.4	Fifth Amended and Restated Security Agreement, dated as of December 10, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.5	Secured Promissory Note, dated as of December 12, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.6	Sixth Amended and Restated Security Agreement, dated as of December 12, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.7	Secured Promissory Note, dated as of December 19, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.8	Seventh Amended and Restated Security Agreement, dated as of December 19, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.9	Secured Promissory Note, dated as of December 30, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.

10.10	Eighth Amended and Restated Security Agreement, dated as of December 30, 2003, between Digital Lightwave, Inc. and Optel Capital, LLC.